Supplement to the
Fidelity® Growth Opportunities ETF, Fidelity® Magellan® ETF, Fidelity® Real Estate Investment ETF and Fidelity® Small-Mid Cap Opportunities ETF
January 26, 2021
STATEMENT OF  ADDITIONAL INFORMATION

The following information replaces similar information found in the "General Description" section.

Each fund also has some unique features that differentiate it from other ETFs. Unlike other actively managed ETFs that publish their portfolio holdings on a daily basis, each fund does not publicly disclose the composition of its portfolio each business day, which may affect the price at which shares of each fund trade in the secondary market. Each fund instead publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of each fund but is not each fund’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings and/or select securities from the universe from which the fund's investments are selected (Strategy Components); (2) liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by Strategy Components) in which each fund invests (Representative ETFs); and (3) cash and cash equivalents. Each fund also publishes each business day on its website the “Tracking Basket Weight Overlap,” which is the percentage weight overlap between the holdings of the prior day's Tracking Basket compared to the holdings of each fund that formed the basis for each fund’s calculation of NAV at the end of the prior business day. The Tracking Basket Weight Overlap is designed to provide investors with an understanding of how similar the Tracking Basket is to each fund’s actual portfolio in percentage terms and help investors evaluate the risk that the performance of the Tracking Basket may deviate from the performance of the portfolio holdings of each fund.

The following information replaces information under the "Portfolio Deposit" sub-heading in the "Buying and Selling Information" section under the "Creation Units" heading.

The consideration for purchase of a Creation Unit generally consists of an in-kind deposit of a portfolio of securities (Deposit Securities) designated by a fund together with a deposit of a specified cash payment (Cash Component) computed as described herein. Alternatively, each fund may issue and redeem Creation Units in exchange for a specified all-cash payment (Cash Deposit). Together, the Deposit Securities and the Cash Component or, alternatively, the Cash Deposit, constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit. In the event each fund requires Deposit Securities and a Cash Component in consideration for purchasing a Creation Unit, the function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. Deposit Securities may include securities that are not included, or that are included with different weightings, in a fund’s Tracking Basket. On each Business Day, before commencement of trading in shares on the listing exchange, each fund will disclose on its website the composition of any portfolio of securities exchanged with an Authorized Participant on the previous Business Day that differed from such Business Day’s Tracking Basket other than with respect to cash.

Each fund may determine, upon receiving a purchase order from an Authorized Participant, to accept a basket of securities or cash that differs from Deposit Securities or to permit the substitution of an amount of cash (i.e., a "cash-in-lieu" amount) to be added to the Cash Component to replace any Deposit Security. In cases where the fund purchases portfolio securities with cash, the Authorized Participant will reimburse the fund for, among other things, any difference between the market value at which the securities were purchased by the fund and the cash in lieu amount (which amount, at FMR's discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the fund's acquisition of Deposit Securities will be at the expense of the fund and will affect the value of all shares of the fund; but FMR may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders.

The following information replaces similar information in the “Buying and Selling Information” section under the "Procedures for Creation Unit Purchases" heading.

All purchase orders must be placed for one or more Creation Units. All orders to purchase Creation Units must be received by Fidelity Distributors Company LLC (FDC) or its agent no later than the closing time of regular trading hours on the listing exchange or NYSE (ordinarily 4:00 p.m. Eastern time) (the Closing Time) or at an earlier time set forth in the Participant Agreement or otherwise provided to all Authorized Participants on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of each fund as next determined on such date after receipt of the order in proper form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to FDC pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communications failure may impede the ability to reach FDC or an Authorized Participant.

The following information replaces the information in the “Buying and Selling Information” section under the "Redemption of Creation Units" heading.

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by each fund through the transfer agent and only on a Business Day through an Authorized Participant that has entered into a Participant Agreement. Each fund generally will not redeem shares in amounts less than Creation Unit-size aggregations. Beneficial Owners must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by each fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The redemption proceeds for a Creation Unit may consist of a portfolio of securities (Fund Securities) - as announced by FMR, or its agent, on the Business Day of the request for redemption received in proper form - plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of the request in proper form, and the value of the Fund Securities (Cash Redemption Amount), less a redemption transaction fee and any variable fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the shares being redeemed, a compensating cash payment to a fund equal to the differential plus the applicable redemption transaction fee is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, each fund will substitute a cash-in-lieu amount to replace any Fund Security that is a non-deliverable instrument. The amount of the cash paid out in such cases will be equivalent to the value of the instrument listed as a Fund Security. In addition, each fund generally substitutes a cash in lieu amount to replace any Fund Securities that are Representative ETFs.

The right of redemption may be suspended or the date of payment postponed with respect to each fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of each fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Orders to redeem Creation Units must be delivered through an Authorized Participant. An order to redeem Creation Units is deemed received by each fund on the Transmittal Date if (i) such order is received in proper form by the transfer agent not later than the Closing Time (or one hour prior to the Closing Time (ordinarily 3:00 p.m. Eastern Time) for nonconforming orders) on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of each fund and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to each fund's custodian no later than 1:00 p.m., for the shares, and 3:00 p.m., for the Cash Redemption Amount, Eastern time on the next Business Day following such Transmittal Date (the DTC Cut-Off-Time); and (iii) all other procedures set forth in the Participant Agreement are properly followed. The requisite Fund Securities and the Cash Redemption Amount will generally be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received, which will generally be no more than seven (7) days after such request for redemption but may be up to fifteen days for funds that invest in foreign securities. In certain cases, Authorized Participants will redeem and purchase Creation Units of each fund on the same Transmittal Date. In these instances, each fund reserves the right to settle these transactions on a net basis.

If each fund determines, based on information available to each fund when a redemption request is submitted by an Authorized Participant, that: (i) the short interest of each fund in the marketplace is greater than or equal to 100%; and (ii) the orders in the aggregate from all Authorized Participants redeeming shares on a Business Day represent 25% or more of the outstanding shares of each fund, such Authorized Participant will be required to verify to each fund the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Units to be redeemed to FDC, on behalf of each fund, at or prior to the closing time of regular trading on the listing exchange on the date such redemption request is submitted, FDC will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing fund shares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 105% of the value of the missing fund shares. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by each fund and marked to market daily, and that the fees of each fund and any sub-custodians in respect of the delivery, maintenance, and redelivery of the cash collateral shall be payable by the Authorized Participant. The Participant Agreement will permit each fund to purchase the missing fund shares or acquire the Deposit Securities underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to each fund of purchasing such shares or Deposit Securities and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by Fidelity Service Company, Inc. (FSC) according to the procedures set forth in the section entitled "Valuation" computed on the Business Day on which a redemption order is deemed received by the transfer agent. Therefore, if a conforming redemption order in proper form is submitted to the transfer agent by an Authorized Participant not later than Closing Time, or 3:00 p.m. Eastern time in the case of nonconforming orders, on the Transmittal Date, and the requisite number of shares of each fund are delivered to each fund's custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by FSC on such Transmittal Date. If, however, a conforming redemption order is submitted to the transfer agent by an Authorized Participant not later than the Closing Time, or 3:00 p.m. Eastern time in the case of nonconforming orders, on the Transmittal Date but either (i) the requisite number of shares of each fund and the Cash Redemption Amount are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed as of the Closing Time on the Business Day that such order is deemed received by the transfer agent, i.e., the Business Day on which the shares of each fund are delivered through DTC to FDC by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

Each fund may in its discretion exercise its option to redeem shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that each fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of each fund next determined after the redemption request is received in proper from (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset each fund's brokerage and other transaction costs associated with the disposition of Fund Securities). In addition, each fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that each fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or a Beneficial Owner for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

In connection with taking delivery of shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Deliveries of redemption proceeds generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

The following information replaces similar information found in the "Management Contracts" section.

Each portfolio manager’s base salary is determined primarily by level of experience and skills, and performance as a research analyst and fund manager at FMR or its affiliates. A portion of each portfolio manager’s bonus relates to the portfolio manager’s performance as a research analyst and is based on the Director of Research’s assessment of the research analyst’s performance and may include factors such as qualitative feedback assessments, which relate to analytical work and investment results within the relevant market(s) and impact on other equity funds and accounts as a research analyst, and the research analyst’s contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) and within a defined peer group, if applicable, assigned to each fund or account, (ii) the investment performance of other FMR equity funds and accounts, and (iii) the pre-tax investment performance of the research analyst’s recommendations measured against a benchmark index corresponding to the research analyst’s assignment universe and against a broadly diversified equity index. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research’s assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. The portion of each portfolio manager’s bonus that is linked to the investment performance of the fund each portfolio manager manages is based on the fund’s pre-tax investment performance measured against the benchmark index identified below, and the fund’s pre-tax investment performance within the peer group identified below, if applicable. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Fund / Benchmark Index / Peer Group(s)

Fidelity® Growth Opportunities ETF / Russell 1000® Growth Index / Morningstar® Large Growth Category

Fidelity® Magellan ETF / S&P 500® Index / Morningstar® Large Growth; Large Value; Large Blend; Mid-Cap Growth; Mid-Cap Value; and Mid-Cap Blend Categories

Fidelity® Real Estate Investment ETF / MSCI U.S. IMI 25-50 Real Estate Index / Lipper Real Estate Funds

Fidelity® Small-Mid Cap Opportunities ETF / Russell 2500® Index

The following information replaces similar information found in the "Fund Holdings Information" section.

On each Business Day, before the commencement of trading in shares on the listing exchange, each fund will disclose on its website the fund's Tracking Basket and Tracking Basket Weight Overlap. If applicable, each fund will also disclose the composition of any portfolio of securities exchanged with an Authorized Participant on the previous Business Day that differed from such Business Day’s Tracking Basket other than with respect to cash. The Tracking Basket published on the Fund's website each Business Day will include the following information for each portfolio holding in the Tracking Basket: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Tracking Basket. Each fund will provide a full list of holdings, including its top ten holdings, monthly on www.fidelity.com 30 days after the month-end.

ETCB-21-021.9901543.101	August 18, 2021

Supplement to the
Fidelity® Growth Opportunities ETF, Fidelity® Magellan® ETF, Fidelity® Real Estate Investment ETF and Fidelity® Small-Mid Cap Opportunities ETF
January 26, 2021
Prospectus

The following information replaces similar information for Fidelity® Growth Opportunities ETF found in the "Fund Summary" section under the "Principal Investment Strategies" heading.

  The fund is an actively managed ETF that operates pursuant to an exemptive order from the Securities and Exchange Commission (Order) and is not required to publicly disclose its complete portfolio holdings each business day. Instead, the fund publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the fund but is not the fund’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings and/or select securities from the universe from which the fund’s investments are selected (Strategy Components); (2) liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the fund invests (Representative ETFs); and (3) cash and cash equivalents. For additional information regarding the Tracking Basket, see “Additional Information about the Fund – Tracking Basket Structure” in the prospectus.

The following information replaces similar information for Fidelity® Growth Opportunities ETF found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

The fund is jointly and primarily managed by the team of Michael Kim (co-manager) and Kyle Weaver (co-manager) each of whom has managed the fund since February 2021.

Mr. Weaver develops the investment strategy for the fund and is not responsible for the implementation of the strategy. Mr. Kim is responsible for the implementation of the strategy.

The following information replaces similar information for Fidelity® Magellan ETF found in the "Fund Summary" section under the "Principal Investment Strategies" heading.

  The fund is an actively managed ETF that operates pursuant to an exemptive order from the Securities and Exchange Commission (Order) and is not required to publicly disclose its complete portfolio holdings each business day. Instead, the fund publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the fund but is not the fund’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings and/or select securities from the universe from which the fund’s investments are selected (Strategy Components); (2) liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the fund invests (Representative ETFs); and (3) cash and cash equivalents. For additional information regarding the Tracking Basket, see “Additional Information about the Fund – Tracking Basket Structure” in the prospectus.

The following information replaces similar information for Fidelity® Magellan® ETF found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

The fund is jointly and primarily managed by the team of Tim Gannon (co-manager) and Sammy Simnegar (co-manager) each of whom has managed the fund since February 2021.

Mr. Simnegar develops the investment strategy for the fund and is not responsible for the implementation of the strategy. Mr. Gannon is responsible for the implementation of the strategy.

The following information replaces similar information for Fidelity® Real Estate Investment ETF found in the "Fund Summary" section under the "Principal Investment Strategies" heading.

  The fund is an actively managed ETF that operates pursuant to an exemptive order from the Securities and Exchange Commission (Order) and is not required to publicly disclose its complete portfolio holdings each business day. Instead, the fund publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the fund but is not the fund’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings and/or select securities from the universe from which the fund’s investments are selected (Strategy Components); (2) liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the fund invests (Representative ETFs); and (3) cash and cash equivalents. For additional information regarding the Tracking Basket, see “Additional Information about the Fund – Tracking Basket Structure” in the prospectus.

The following information replaces similar information for Fidelity® Real Estate Investment ETF found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

The fund is jointly and primarily managed by the team of Steven Buller (co-manager) and Zhitong Zhang (co-manager) each of whom has managed the fund since February 2021.

Mr. Buller develops the investment strategy for the fund and is not responsible for the implementation of the strategy. Ms. Zhang is responsible for the implementation of the strategy.

The following information replaces similar information for Fidelity® Small-Mid Cap Opportunities ETF found in the "Fund Summary" section under the "Principal Investment Strategies" heading.

  The fund is an actively managed ETF that operates pursuant to an exemptive order from the Securities and Exchange Commission (Order) and is not required to publicly disclose its complete portfolio holdings each business day. Instead, the fund publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the fund but is not the fund’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings and/or select securities from the universe from which the fund’s investments are selected (Strategy Components); (2) liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the fund invests (Representative ETFs); and (3) cash and cash equivalents. For additional information regarding the Tracking Basket, see “Additional Information about the Fund – Tracking Basket Structure” in the prospectus.

The following information replaces similar information for Fidelity® Small-Mid Cap Opportunities ETF found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

The fund is jointly and primarily managed by the team of Tim Gannon (co-manager) and Michelle Hoerber (co-manager) each of whom has managed the fund since February 2021.

The following information replaces similar information for each fund found in the "Fund Basics" section under the "Principal Investment Strategies" heading.

The fund is an actively managed ETF that operates pursuant to an exemptive order from the SEC and is not required to publicly disclose its complete portfolio holdings each business day. Instead, the fund publishes its Tracking Basket on its website each business day. While the Tracking Basket, which is designed to closely track the daily performance of the fund, includes some of the fund’s holdings, it is not the fund’s actual portfolio. The Tracking Basket is comprised of Strategy Components (select recently disclosed portfolio holdings and/or select securities from the universe from which the fund’s investments are selected), Representative ETFs (liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the fund invests), and cash and cash equivalents. For additional information regarding the Tracking Basket, see “Additional Information about the Fund – Tracking Basket Structure” below.

The following information replaces similar information found in the "Shareholder Information" section under the "Tracking Basket Structure" heading.

However, each fund has some unique features that differentiate it from other ETFs. As described above, each fund does not disclose its complete portfolio holdings each business day, and instead, each fund discloses other information to the market that is designed to facilitate arbitrage opportunities in fund shares to maintain efficient secondary market trading of shares. On each business day before the commencement of trading in shares on the listing exchange, each fund publishes on its website a Tracking Basket that is designed to closely track the daily performance of each fund. The Tracking Basket is comprised of Strategy Components (select recently disclosed portfolio holdings and/or select securities from the universe from which each fund’s investments are selected), Representative ETFs (liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which each fund invests), and cash and cash equivalents. Representative ETFs are selected for inclusion in the Tracking Basket such that, when aggregated with the other Tracking Basket components, the Tracking Basket corresponds to each fund's overall holdings exposure. Representative ETFs may constitute no more than 50% of the Tracking Basket’s assets on each business day at the time that the Tracking Basket is published.

The following information replaces similar information found in the "Shareholder Information" section under the "Taxes on Distributions" heading.

Unlike other ETFs, the securities exchanged for a Creation Unit will not correspond pro rata to the positions in each fund's portfolio, and each fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, each fund may be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if each fund had effected redemptions wholly on an in-kind basis.

The following information replaces the biographical information for each fund found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Fidelity® Growth Opportunities ETF is jointly and primarily managed by the team of Michael Kim (co-manager) and Kyle Weaver (co-manager) each of whom has managed the fund since February 2021.

Mr. Kim is responsible for the implementation of the fund’s investment strategy. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Kim has worked as a quantitative analyst and portfolio manager.

Mr. Weaver develops the investment strategy for the fund and is not responsible for the implementation of the strategy. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Weaver has worked as a research analyst and portfolio manager.

Fidelity® Magellan® ETF is jointly and primarily managed by the team of Tim Gannon (co-manager) and Sammy Simnegar (co-manager) each of whom has managed the fund since February 2021.

Mr. Gannon is responsible for the implementation of the fund’s investment strategy. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Gannon has worked as a quantitative analyst and portfolio manager.

Mr. Simnegar develops the investment strategy for the fund and is not responsible for the implementation of the strategy. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Simnegar has worked as an equity research analyst and portfolio manager.

Fidelity® Real Estate Investment ETF is jointly and primarily managed by the team of Steven Buller (co-manager) and Zhitong Zhang (co-manager) each of whom has managed the fund since February 2021.

Mr. Buller develops the investment strategy for the fund and is not responsible for the implementation of the strategy. He also manages other funds. Since joining Fidelity Investments in 1992, Mr. Buller has worked as a research analyst and portfolio manager.

Ms. Zhang is responsible for the implementation of the fund’s investment strategy. Since joining Fidelity Investments in 2013, Ms. Zhang has worked as a quantitative analyst and portfolio manager.

Fidelity® Small-Mid Cap Opportunities ETF is jointly and primarily managed by the team of Tim Gannon (co-manager) and Michelle Hoerber (co-manager) each of whom has managed the fund since February 2021.

Mr. Gannon also manages other funds. Since joining Fidelity Investments in 2006, Mr. Gannon has worked as a quantitative analyst and portfolio manager.

Since joining Fidelity Investments in 2014, Ms. Hoerber has worked as a quantitative analyst and portfolio manager.

ETC-21-03 1.9903671.102	August 18, 2021